Annual Meeting of Shareholders April 23, 2019 UMB Financial Corporation Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Agenda Different by Design 2018 Results & Highlights Questions & Answers First Quarter 2019 Why UMB?

2018 Annual Report “…2018 was filled with success. And, whether I am meeting with customers, analysts, shareholders, or any of our 3,573 associates, my message remains consistent: “UMB stands apart from our competition by design.”

Agenda Different by Design 2018 Results & Highlights Questions & Answers First Quarter 2019 Why UMB?

2018 Results At-A-Glance

UMB

Diluted Earnings Per Share


4Q
3Q
2Q
1Q
$3.12
$0.87
$0.80
$0.74
$0.70
$3.67
$0.95
$0.98
$0.90
$0.84
$3.94
$0.52
$1.16
$1.11
$1.15
2016
2017
2018

Net Income

2017	$183.0 million
2018	$196.3 million

+7.3%

Primary drivers:

- Increased net interest income: **+$51.5 million**, due to
  - Optimizing our balance sheet by remixing earning assets
  - Strong loan growth; and
  - Impact of 4 Fed rate increases during 2018
- Lower tax expense partially due to the Tax Cuts and Jobs Act: **+ ~$20.0 million**

Partially offset by:

- Higher provision expenses: **-$29.8 million**
- Lower noninterest income, led by reduced bond trading income related to market conditions and reduced bankcard fees: **-$21.9 million**
- Increased expense, led by higher legal and consulting fees for ongoing investments in our fee businesses: **-$12.7 million**

Prior results have been adjusted for the 2017 disposition of Scout Investments, Inc. and Scout Distributors, LLC and reflect Net Income and diluted EPS from continuing operations.
All comparisons are full-year 2018 as compared to full-year 2017 and full-year 2016.

6

2018 Revenue Milestone Total revenue exceeded $1 billion for the first time in UMB’s history! $1 billion

$ in thousands, except share and per share data; unaudited Earnings Summary – Full Year 2018 * Dividend payout ratio is calculated on diluted earnings per share.

2018 Results – Balance Sheet Metrics All comparisons are year-end 2018 balances vs. year-end 2017 balances. Industry loan and deposit growth medians source: S&P Global, using data for all regulated depositories. Total Loans Total Deposits Industry median loans increased by 5.5%. Industry median deposits increased by 3.1%. $11.3 billion $12.2 billion $ 18.0 billion $19.3 billion 2017 2018 +8.0% +7.0% 2017 2018

Asset Quality History Net Charge-Off Ratio (%) *Industry source: FDIC Quarterly Banking Profile. 15 Year Average UMB: 0.31% Industry: 0.94%

Asset Quality History Nonperforming Loans (“NPLs”) (%) *Industry source: FDIC Quarterly Banking Profile. 15 Year Average UMB: 0.41% Industry: 2.30%

2018 Highlights

Customer Feedback Source: Market Strategies International American Customer Satisfaction Index “Score” 100-Point Scale Industry 2017 Industry 2018 UMB 2017 UMB 2018

$556,00 Value of Community Involvement Time 25,000+ Community Involvement Hours $2.4 million UMB Corporate Contribution to Nonprofit Organizations Supporting our Communities Volunteer Time Off (“VTO”) 1,017 Associates Used VTO Associates receive 16 hours/ year to volunteer with a 501(c)(3) of their choice. Community Involvement 10,500+ Total VTO Hours 1,324 VTO Workdays $75,000 UMB matched associate contributions 675+ Nonprofit Organizations Served

UMB in the Community

UMB in the Community

Agenda Different by Design 2018 Results & Highlights Questions & Answers First Quarter 2019 Why UMB?

First Quarter 2019 Results At-A-Glance Prior results have been adjusted for the 2017 disposition of Scout Investments, Inc. and Scout Distributors, LLC and reflect diluted EPS from continuing operations. Diluted Earnings Per Share 4Q 3Q 2Q 1Q Total Loans $11.5 billion $12.5 billion 1Q ‘18 1Q ‘19 Total Deposits +9.5% +12.5% $ $3.12 $3.67 $3.94 $17.2 billion 1Q ‘18 1Q ‘19 $19.4 billion Noninterest Income +1.8% $105.5 million $107.3 million 1Q ‘18 1Q ‘19

Agenda Different by Design 2018 Results & Highlights Questions & Answers First Quarter 2019 Why UMB?

Why UMB? Growth – Relative Outperformance Diversity of Revenue Long-Term Asset Quality

Growth Expanding Balance Sheet – 30+ years of Loan Growth $ billions UMB CAGR 7.4% Industry CAGR 5.2% Represents average loan balances for the years indicated. Industry CAGR source: FDIC Quarterly Banking Profile.

Diversity $ millions UMB Average Fee Income 47.6% Industry Average Fee Income 19.0% Diverse Revenue Sources Industry average source: FDIC Quarterly Banking Profile.

Diversity Diverse Fee Income Businesses Full-Year 2018 Noninterest Income 40% of Total Revenue * Asset Management & Servicing Businesses Private Wealth Management Corporate Trust Fund Services Prairie Capital Management Institutional Asset Management

Diversity Diverse Regional Presence Diverse Product Mix Kansas City Colorado St. Louis Arizona Greater MO Kansas Texas Greater MO Oklahoma Nebraska Natl. Platforms Loans by Region – 4Q 2018 Loans by Type – 4Q 2018 Commercial Commercial Real Estate Construction Residential RE HELOC Consumer Natl. Platforms Comm. Card

Long-Term Asset Quality Seasoned Lending Decision-Makers Average Tenure at UMB -- 22.5 years Steady Performance Nonperforming Loans/Loans (%) *Industry source: FDIC Quarterly Banking Profile.

Long-Term Value Creation (1) UMBF and industry diluted earnings per share source: S&P Global. (2) See reconciliation of tangible book value per share on slide 33. *UMB traditional peer group (15 banks); **KBW Nasdaq Regional Bank Index (50 banks); ***All publicly-traded banks with data reported for 2003 and 2018; Source: S&P Global. 15-Year Compound Annual Growth Rates Diluted Earnings Per Share (1) Tangible Book Value Per Share (2)

Dividend increase = 172.1% Industry Median +51.4% increase Industry is defined as all publicly traded banks with dividend data reported for 2004 and 2018. Source: S&P Global Returning Capital to Our Shareholders

Total Shareholder Return December 31, 2003 – December 31, 2018 Reinvesting all cash dividends +229%

Total Shareholder Return +207% +229% December 31, 2003 – December 31, 2018 Reinvesting all cash dividends

Total Shareholder Return +32% +207% +229% December 31, 2003 – December 31, 2018 Reinvesting all cash dividends

Agenda Different by Design 2018 Results & Highlights Questions & Answers First Quarter 2019 Why UMB?

Annual Meeting of Shareholders April 23, 2019 UMB Financial Corporation

Tangible Book Value Non-GAAP Reconciliation Share count for December 31, 2003 adjusted for Company’s 2-for-1 stock split on May 31, 2006. In this presentation, we provide information about tangible book value per share, which is a non-GAAP financial measure. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The difference between the non-GAAP financial measure and the nearest comparable GAAP financial measure is reconciled in the table above. The Company believes that this non-GAAP financial measure and the reconciliation may be useful to investors because it is an important measure of the strength of the Company’s capital and its ability to generate earnings on tangible equity invested by our shareholders.  Tangible book value ratio is calculated as the Company’s total shareholders’ equity, net of intangible assets, divided by the Company’s total shares outstanding.